77C: Submission of matters to a vote of security holders

At a special meeting of all shareholders of BlackRock
Investment Trust Portfolio held on September 7, 2007, the results were as follows:

PROPOSAL 1.
To approve an Agreement and Plan of Reorganization of BlackRock
Investment Trust Portfolio into BlackRock Large Cap Core Fund.
With respect to Proposal 1, the shares of the Funds were voted as follows:

For         Against        Abstain
34,059,561  1,808,033      2,315,125

PROPOSAL 2.
The shareholders of each Portfolio voted on the following proposal, which was approved at a special shareholders meeting on September 7, 2007 for shareholders of record as of June 25, 2007. This proposal was part of the reorganization of the Fund's Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted were as follows:


To elect the Funds Board of Trustees

Capital Appreciation
                       Votes For        Votes Withheld
David O. Beim          6,491,957        341,741
Richard S. Davis       6,491,957        341,741
Ronald W. Forbes       6,491,957        341,741
Henry Gabbay           6,492,659        341,040
Dr. Matina Horner      6,486,379        347,319
Rodney D. Johnson      6,491,957        341,741
Herbert I. London      6,492,659        341,040
Cynthia A. Montgomery  6,486,379        347,319
Joseph P. Platt Jr.    6,491,957        341,741
Robert C. Robb, Jr.    6,491,957        341,741
Toby Rosenblatt        6,487,416        346,283
Kenneth L. Urish       6,491,957        341,741
Frederick W. Winter    6,486,806        346,892

To elect the Funds Board of Trustees

Mid-Cap Value Equity
                       Votes For        Votes Withheld
David O. Beim          45,634,231       185,151
Richard S. Davis       45,639,256       180,126
Ronald W. Forbes       45,635,018       184,364
Henry Gabbay           45,641,979       177,403
Dr. Matina Horner      45,630,831       188,551
Rodney D. Johnson      45,634,151       185,231
Herbert I. London      45,634,697       184,685
Cynthia A. Montgomery  45,634,130       185,252
Joseph P. Platt Jr.    45,641,772       177,609
Robert C. Robb, Jr.    45,640,749       178,633
Toby Rosenblatt        45,635,682       183,700
Kenneth L. Urish       45,639,826       179,555
Frederick W. Winter    45,640,043       179,338

To elect the Funds Board of Trustees

Mid-Cap Growth Equity
                       Votes For         Votes Withheld
David O. Beim          11,275,316        123,857
Richard S. Davis       11,270,355        128,818
Ronald W. Forbes       11,269,437        129,736
Henry Gabbay           11,271,032        128,141
Dr. Matina Horner      11,274,358        124,815
Rodney D. Johnson      11,272,000        127,173
Herbert I. London      11,271,948        127,226
Cynthia A. Montgomery  11,270,272        128,901
Joseph P. Platt Jr.    11,273,266        125,907
Robert C. Robb, Jr.    11,273,910        125,263
Toby Rosenblatt        11,269,047        130,127
Kenneth L. Urish       11,273,219        125,954
Frederick W. Winter    11,273,271        125,903

To elect the Funds Board of Trustees

Aurora

                       Votes For        Votes Withheld
David O. Beim          32,077,427       651,197
Richard S. Davis       32,077,827       650,797
Ronald W. Forbes       32,079,893       648,731
Henry Gabbay           32,077,250       651,374
Dr. Matina Horner      32,081,870       646,754
Rodney D. Johnson      32,078,596       650,028
Herbert I. London      32,078,596       650,028
Cynthia A. Montgomery  32,080,542       648,082
Joseph P. Platt Jr.    32,080,779       647,845
Robert C. Robb, Jr.    32,081,106       647,518
Toby Rosenblatt        32,079,901       648,723
Kenneth L. Urish       32,080,425       648,199
Frederick W. Winter    32,078,919       649,705


To elect the Funds Board of Trustees

Small/Mid-Cap Growth
                       Votes For        Votes Withheld
David O. Beim          6,513,024        11,051
Richard S. Davis       6,510,681        13,394
Ronald W. Forbes       6,512,339        11,735
Henry Gabbay           6,510,681        13,394
Dr. Matina Horner      6,512,415        11,660
Rodney D. Johnson      6,513,024        11,051
Herbert I. London      6,512,415        11,660
Cynthia A. Montgomery  6,513,024        11,051
Joseph P. Platt Jr.    6,512,415        11,660
Robert C. Robb, Jr.    6,512,415        11,660
Toby Rosenblatt        6,511,731        12,344
Kenneth L. Urish       6,513,024        11,051
Frederick W. Winter    6,512,415        11,660


Small Cap Value Equity
To elect the Funds Board of Trustees
                       Votes For        Votes Withheld
David O. Beim          5,467,326        630
Richard S. Davis       5,467,326        630
Ronald W. Forbes       5,467,326        630
Henry Gabbay           5,464,781        3,175
Dr. Matina Horner      5,467,326        630
Rodney D. Johnson      5,467,326        630
Herbert I. London      5,467,326        630
Cynthia A. Montgomery  5,467,326        630
Joseph P. Platt Jr.    5,467,326        630
Robert C. Robb, Jr.    5,467,326        630
Toby Rosenblatt        5,467,326        630
Kenneth L. Urish       5,467,326        630
Frederick W. Winter    5,467,326        630

To elect the Funds Board of Trustees

Small Cap Core Equity
                       Votes For        Votes Withheld
David O. Beim          3,517,489        42,014
Richard S. Davis       3,517,489        42,014
Ronald W. Forbes       3,517,489        42,014
Henry Gabbay           3,507,636        51,867
Dr. Matina Horner      3,507,336        52,167
Rodney D. Johnson      3,507,636        51,867
Herbert I. London      3,517,489        42,014
Cynthia A. Montgomery  3,517,189        42,314
Joseph P. Platt Jr.    3,507,636        51,867
Robert C. Robb, Jr.    3,507,636        51,867
Toby Rosenblatt        3,517,489        42,014
Kenneth L. Urish       3,507,636        51,867
Frederick W. Winter    3,507,636        51,867

To elect the Funds Board of Trustees

Small Cap Growth Equity
                       Votes For        Votes Withheld
David O. Beim          21,878,128       157,389
Richard S. Davis       21,877,873       157,644
Ronald W. Forbes       21,877,778       157,739
Henry Gabbay           21,877,925       157,592
Dr. Matina Horner      21,877,799       157,718
Rodney D. Johnson      21,878,128       157,389
Herbert I. London      21,878,128       157,389
Cynthia A. Montgomery  21,877,824       157,693
Joseph P. Platt Jr.    21,878,128       157,389
Robert C. Robb, Jr.    21,878,128       157,389
Toby Rosenblatt        21,878,128       157,389
Kenneth L. Urish       21,878,128       157,389
Frederick W. Winter    21,878,128       157,389

Global Science & Technology
To elect the Funds Board of Trustees
                       Votes For        Votes Withheld
David O. Beim          2,522,153        34
Richard S. Davis       2,522,153        34
Ronald W. Forbes       2,522,187        -
Henry Gabbay           2,522,153        34
Dr. Matina Horner      2,522,153        34
Rodney D. Johnson      2,522,153        34
Herbert I. London      2,522,187        -
Cynthia A. Montgomery  2,522,153        34
Joseph P. Platt Jr.    2,522,153        34
Robert C. Robb, Jr.    2,522,153        34
Toby Rosenblatt        2,522,153        34
Kenneth L. Urish       2,522,153        34
Frederick W. Winter    2,522,153        34

To elect the Funds Board of Trustees

Global Resources
                       Votes For        Votes Withheld
David O. Beim          8,862,658        65,226
Richard S. Davis       8,862,909        64,975
Ronald W. Forbes       8,862,297        65,587
Henry Gabbay           8,860,398        67,487
Dr. Matina Horner      8,852,127        75,758
Rodney D. Johnson      8,855,853        72,031
Herbert I. London      8,856,003        71,882
Cynthia A. Montgomery  8,857,663        70,222
Joseph P. Platt Jr.    8,857,053        70,832
Robert C. Robb, Jr.    8,856,208        71,676
Toby Rosenblatt        8,861,495        66,389
Kenneth L. Urish       8,862,339        65,546
Frederick W. Winter    8,862,207        65,677

To elect the Funds Board of Trustees

All-Cap Global Resources
                       Votes For        Votes Withheld
David O. Beim          35,670,669        89,344
Richard S. Davis       35,672,925        87,088
Ronald W. Forbes       35,659,464        100,549
Henry Gabbay           35,671,924        88,089
Dr. Matina Horner      35,661,071        98,942
Rodney D. Johnson      35,669,766        90,247
Herbert I. London      35,670,664        89,350
Cynthia A. Montgomery  35,661,600        98,413
Joseph P. Platt Jr.    35,671,200        88,813
Robert C. Robb, Jr.    35,670,566        89,448
Toby Rosenblatt        35,669,604        90,409
Kenneth L. Urish       35,670,341        89,672
Frederick W. Winter    35,671,568        88,445

To elect the Funds Board of Trustees

Health Sciences Opportunities
                       Votes For        Votes Withheld
David O. Beim          37,354,721       247,238
Richard S. Davis       37,311,345       290,614
Ronald W. Forbes       37,352,264       249,695
Henry Gabbay           37,308,245       293,714
Dr. Matina Horner      37,353,034       248,925
Rodney D. Johnson      37,356,536       245,423
Herbert I. London      37,355,832       246,127
Cynthia A. Montgomery  37,354,553       247,406
Joseph P. Platt Jr.    37,352,488       249,471
Robert C. Robb, Jr.    37,350,902       251,057
Toby Rosenblatt        37,351,012       250,947
Kenneth L. Urish       37,356,130       245,829
Frederick W. Winter    37,357,202       244,757

To elect the Funds Board of Trustees

U.S. Opportunities
                        Votes For         Votes Withheld
David O. Beim           11,741,695        42,480
Richard S. Davis        11,742,754        41,421
Ronald W. Forbes        11,742,819        41,356
Henry Gabbay            11,742,790        41,385
Dr. Matina Horner       11,740,845        43,329
Rodney D. Johnson       11,741,147        43,027
Herbert I. London       11,740,573        43,602
Cynthia A. Montgomery   11,742,771        41,403
Joseph P. Platt Jr.     11,741,073        43,102
Robert C. Robb, Jr.     11,741,375        42,800
Toby Rosenblatt         11,742,382        41,793
Kenneth L. Urish        11,742,298        41,877
Frederick W. Winter     11,742,142        42,033

To elect the Funds Board of Trustees

Global Opportunities
                        Votes For        Votes Withheld
David O. Beim           5,755,988        488
Richard S. Davis        5,755,988        488
Ronald W. Forbes        5,755,988        488
Henry Gabbay            5,755,988        488
Dr. Matina Horner       5,755,988        488
Rodney D. Johnson       5,755,988        488
Herbert I. London       5,755,988        488
Cynthia A. Montgomery   5,756,476        -
Joseph P. Platt Jr.     5,755,988        488
Robert C. Robb, Jr.     5,755,988        488
Toby Rosenblatt         5,755,988        488
Kenneth L. Urish        5,755,988        488
Frederick W. Winter     5,755,988        488

International Opportunities
To elect the Funds Board of Trustees
                        Votes For        Votes Withheld
David O. Beim           25,283,072        123,303
Richard S. Davis        25,283,679        122,696
Ronald W. Forbes        25,244,231        162,144
Henry Gabbay            25,283,863        122,512
Dr. Matina Horner       25,281,536        124,839
Rodney D. Johnson       25,281,784        124,591
Herbert I. London       25,283,115        123,260
Cynthia A. Montgomery   25,282,065        124,310
Joseph P. Platt Jr.     25,281,269        125,106
Robert C. Robb, Jr.     25,281,216        125,159
Toby Rosenblatt         25,280,627        125,748
Kenneth L. Urish        25,242,704        163,671
Frederick W. Winter     25,281,513        124,862

Asset Allocation
To elect the Funds Board of Trustees

                        Votes For        Votes Withheld
David O. Beim           20,996,187       69,810
Richard S. Davis        21,003,395       62,602
Ronald W. Forbes        21,007,316       58,681
Henry Gabbay            21,002,060       63,936
Dr. Matina Horner       21,001,828       64,169
Rodney D. Johnson       21,006,520       59,477
Herbert I. London       21,006,320       59,677
Cynthia A. Montgomery   21,006,724       59,272
Joseph P. Platt Jr.     21,006,874       59,123
Robert C. Robb, Jr.     21,006,520       59,477
Toby Rosenblatt         20,987,233       78,763
Kenneth L. Urish        21,007,010       58,986
Frederick W. Winter     21,007,164       58,833


Exchange
To elect the Funds Board of Trustees
                        Votes For        Votes Withheld
David O. Beim           168,474          253
Richard S. Davis        168,474          253
Ronald W. Forbes        168,474          253
Henry Gabbay            168,474          253
Dr. Matina Horner       168,474          253
Rodney D. Johnson       168,474          253
Herbert I. London       168,474          253
Cynthia A. Montgomery   168,474          253
Joseph P. Platt Jr.     168,474          253
Robert C. Robb, Jr.     168,474          253
Toby Rosenblatt         168,474          253
Kenneth L. Urish        162,448          6,280
Frederick W. Winter     168,474          253


Index Equity
To elect the Funds Board of Trustees
                        Votes For        Votes Withheld
David O. Beim           26,811,176       57,152
Richard S. Davis        26,812,733       55,595
Ronald W. Forbes        26,811,176       57,152
Henry Gabbay            26,812,517       55,811
Dr. Matina Horner       26,809,759       58,569
Rodney D. Johnson       26,812,637       55,691
Herbert I. London       26,811,138       57,189
Cynthia A. Montgomery   26,811,353       56,975
Joseph P. Platt Jr.     26,812,529       55,799
Robert C. Robb, Jr.     26,812,733       55,595
Toby Rosenblatt         26,811,229       57,099
Kenneth L. Urish        26,812,546       55,782
Frederick W. Winter     26,812,929       55,399

Money Market
                        Votes For        Votes Withheld
David O. Beim           790,416,560      1,532,785
Richard S. Davis        790,413,756      1,535,590
Ronald W. Forbes        790,416,562      1,532,783
Henry Gabbay            790,416,677      1,532,668
Dr. Matina Horner       790,416,677      1,532,668
Rodney D. Johnson       790,427,430      1,521,916
Herbert I. London       790,429,354      1,519,991
Cynthia A. Montgomery   790,429,469      1,519,876
Joseph P. Platt Jr.     790,429,354      1,519,991
Robert C. Robb, Jr.     790,429,354      1,519,991
Toby Rosenblatt         790,429,306      1,520,040
Kenneth L. Urish        790,429,354      1,519,991
Frederick W. Winter     790,429,354      1,519,991


U.S. Treasury Money Market
                        Votes For        Votes Withheld
David O. Beim           141,397,629      -
Richard S. Davis        141,397,629      -
Ronald W. Forbes        141,397,629      -
Henry Gabbay            141,397,629      -
Dr. Matina Horner       141,397,629      -
Rodney D. Johnson       141,397,629      -
Herbert I. London       141,397,629      -
Cynthia A. Montgomery   141,397,629      -
Joseph P. Platt Jr.     141,397,629      -
Robert C. Robb, Jr.     141,397,629      -
Toby Rosenblatt         141,397,629      -
Kenneth L. Urish        141,397,629      -
Frederick W. Winter     141,397,629      -


Municipal Money Market
                        Votes For          Votes Withheld
David O. Beim           108,279,308        -
Richard S. Davis        108,279,308        -
Ronald W. Forbes        108,279,308        -
Henry Gabbay            108,279,308        -
Dr. Matina Horner       108,279,308        -
Rodney D. Johnson       108,279,308        -
Herbert I. London       108,279,308        -
Cynthia A. Montgomery   108,279,308        -
Joseph P. Platt Jr.     108,279,308        -
Robert C. Robb, Jr.     108,279,308        -
Toby Rosenblatt         108,279,308        -
Kenneth L. Urish        108,279,308        -
Frederick W. Winter     108,279,308        -


New Jersey Municipal Money Market
                        Votes For        Votes Withheld
David O. Beim           73,290,020       10,470
Richard S. Davis        73,290,020       10,470
Ronald W. Forbes        73,290,020       10,470
Henry Gabbay            73,290,020       10,470
Dr. Matina Horner       73,290,020       10,470
Rodney D. Johnson       73,290,020       10,470
Herbert I. London       73,290,020       10,470
Cynthia A. Montgomery   73,290,020       10,470
Joseph P. Platt Jr.     73,290,020       10,470
Robert C. Robb, Jr.     73,290,020       10,470
Toby Rosenblatt         73,290,020       10,470
Kenneth L. Urish        73,290,020       10,470
Frederick W. Winter     73,290,020       10,470


North Carolina Municipal Money
                        Votes For        Votes Withheld
David O. Beim           14,952,389        -
Richard S. Davis        14,952,389        -
Ronald W. Forbes        14,952,389        -
Henry Gabbay            14,952,389        -
Dr. Matina Horner       14,952,389        -
Rodney D. Johnson       14,952,389        -
Herbert I. London       14,952,389        -
Cynthia A. Montgomery   14,952,389        -
Joseph P. Platt Jr.     14,952,389        -
Robert C. Robb, Jr.     14,952,389        -
Toby Rosenblatt         14,952,389        -
Kenneth L. Urish        14,952,389        -
Frederick W. Winter     14,952,389        -

Ohio Municipal Money Market
                        Votes For        Votes Withheld
David O. Beim           103,914,024        -
Richard S. Davis        103,914,024        -
Ronald W. Forbes        103,914,024        -
Henry Gabbay            103,914,024        -
Dr. Matina Horner       103,914,024        -
Rodney D. Johnson       103,914,024        -
Herbert I. London       103,914,024        -
Cynthia A. Montgomery   103,914,024        -
Joseph P. Platt Jr.     103,914,024        -
Robert C. Robb, Jr.     103,914,024        -
Toby Rosenblatt         103,914,024        -
Kenneth L. Urish        103,914,024        -
Frederick W. Winter     103,914,024        -

Pennsylvania Municipal Money Market
                        Votes For        Votes Withheld
David O. Beim           483,275,251        -
Richard S. Davis        483,275,251        -
Ronald W. Forbes        483,275,251        -
Henry Gabbay            483,275,251        -
Dr. Matina Horner       483,275,251        -
Rodney D. Johnson       483,275,251        -
Herbert I. London       483,275,251        -
Cynthia A. Montgomery   483,275,251        -
Joseph P. Platt Jr.     483,275,251        -
Robert C. Robb, Jr.     483,275,251        -
Toby Rosenblatt         483,275,251        -
Kenneth L. Urish        483,275,251        -
Frederick W. Winter     483,275,251        -

Pennsylvania Municipal Money
                        Votes For        Votes Withheld
David O. Beim           19,049,686        -
Richard S. Davis        19,049,686        -
Ronald W. Forbes        19,049,686        -
Henry Gabbay            19,049,686        -
Dr. Matina Horner       19,049,686        -
Rodney D. Johnson       19,049,686        -
Herbert I. London       19,049,686        -
Cynthia A. Montgomery   19,049,686        -
Joseph P. Platt Jr.     19,049,686        -
Robert C. Robb, Jr.     19,049,686        -
Toby Rosenblatt         19,049,686        -
Kenneth L. Urish        19,049,686        -
Frederick W. Winter     19,049,686        -